UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2026

RLJ LODGING TRUST

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-35169	27-4706509
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7373 Wisconsin Avenue, Suite 1500 Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

(301) 280-7777

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares of beneficial interest, par value $0.01 per share	RLJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

RLJ Lodging Trust 2026 Equity Incentive Plan

As described below in Item 5.07 of this Current Report on Form 8-K, on April 24, 2026, at the Annual Meeting (as defined below), the shareholders of RLJ Lodging Trust (the “Company”) approved the RLJ Lodging Trust 2026 Equity Incentive Plan (the “2026 Plan”), which will replace the RLJ Lodging Trust 2021 Equity Incentive Plan (the “2021 Plan”). The Board of Trustees of the Company (the “Board”) adopted the 2026 Plan on March 13, 2026, subject to the receipt of shareholder approval at the Annual Meeting.

Term. The 2026 Plan was effective as of April 24, 2026, the date of the Annual Meeting (the “Effective Date”). The 2026 Plan terminates automatically on the day before the tenth anniversary of the Effective Date, unless it is earlier terminated by the committee of the Board designated by the Board to administer the 2026 Plan.

Eligibility. Awards may be granted under the 2026 Plan to any employee, officer, trustee, consultant, or adviser (who is a natural person) currently providing services to the Company or its affiliates.

Awards. The following types of awards may be made under the 2026 Plan, subject to limitations set forth in the 2026 Plan:

•	options, which may be incentive share options or non-qualified share options;
•	share appreciation rights;
•	restricted shares;
•	unrestricted shares;
•	share units;
•	dividend equivalent rights;
•	performance awards;
•	long-term incentive awards or “LTIP Units”;
•	other equity-based awards; or
•	cash.

Shares Available for Issuance. Subject to adjustment as provided in the 2026 Plan, the maximum number of common shares of the Company that are available for issuance under the 2026 Plan will be equal to the sum of (i) 4,763,000 shares, plus (ii) the number of shares available for future awards under the 2021 Plan as of the Effective Date, plus (iii) the number of shares related to awards outstanding under the 2021 Plan as of the Effective Date that thereafter terminate by expiration or forfeiture, cancellation, or otherwise without the issuance of such shares or that would again be available for issuance under the 2021 Plan.

A description of the material terms of the 2026 Plan is set forth in Proposal 4 contained in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on March 23, 2026. The above description of certain terms of the 2026 Plan is qualified in all respects by the full text of the 2026 Plan, which the Company will file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending June 30, 2026. Copies of the forms of restricted shares agreement and performance share unit agreement will also be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2026.

 Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 24, 2026, the Company held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”) at which (i) trustees were elected, (ii) the appointment of PricewaterhouseCoopers LLP (“PWC”), the Company’s independent registered public accounting firm, for the fiscal year ending December 31, 2026 was ratified, (iii) the compensation program for the Company’s named executive officers was approved in an advisory vote, and (iv) the 2026 Plan was approved. The proposals are described in detail in the Company’s Proxy Statement for the Annual Meeting, which was filed with the SEC on March 23, 2026. The final results for the votes regarding each proposal are set forth below.

Election of Trustees

The following persons were duly elected as trustees of the Company until the 2026 Annual Meeting of Shareholders and until their successors are duly elected and qualified: Robert L. Johnson, Leslie D. Hale, Evan Bayh, Arthur R. Collins, Nathaniel A. Davis, Patricia L. Gibson, Robert M. La Forgia, Robert J. McCarthy and Robin Zeigler. The table below sets forth the voting results for each trustee nominee:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Robert L. Johnson	107,517,178	5,633,406	11,926	5,252,896
Leslie D. Hale	112,021,180	1,131,360	9,970	5,252,896
Evan Bayh	106,344,279	6,808,070	10,161	5,252,896
Arthur R. Collins	108,347,129	4,598,320	217,061	5,252,896
Nathaniel A. Davis	106,615,806	6,534,551	12,153	5,252,896
Patricia L. Gibson	108,366,208	4,578,779	217,523	5,252,896
Robert M. La Forgia	107,226,242	5,925,774	10,494	5,252,896
Robert J. McCarthy	108,384,247	4,767,767	10,496	5,252,896
Robin Zeigler	108,329,821	4,616,153	216,536	5,252,896

Ratification of PWC as the Company’s Independent Registered Public Accounting Firm

At the Annual Meeting, the Company’s shareholders ratified the appointment of PWC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
112,401,134	5,980,919	33,353	—

Advisory Vote to Approve Named Executive Officer Compensation

At the Annual Meeting, the Company’s shareholders voted on a non-binding resolution to approve the compensation program for the Company’s named executive officers. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
99,057,306	14,041,217	63,987	5,252,896

Approval of the RLJ Lodging Trust 2026 Equity Incentive Plan

At the Annual Meeting, the Company’s shareholders approved the 2026 Plan, as described above in Item 5.02 of this Current Report on Form 8-K. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
109,275,582	3,835,789	51,139	5,252,896

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLJ LODGING TRUST

Date: April 30, 2026	By:	/s/ Leslie D. Hale
Leslie D. Hale
President and Chief Executive Officer